Investment In Equity Security	6 Months Ended
Jun. 30, 2026
Investment In Equity Security [Abstract]
INVESTMENT IN EQUITY SECURITY

4. INVESTMENT IN EQUITY SECURITY

Preferred Stock Purchase

In April 2025, BGHL entered into a Preferred Stock Purchase Agreement to purchase 110,000 preference shares of Perception Capital Corp. IV from BCMP Services Limited (“BCMP”), an entity jointly owned by the CEO of BGHL and a significant shareholder of BGHL, for a total consideration of $126,385, which was BCMP’s cost basis. In April 2025, BGHL issued options over 17,500 of these preference shares to employees at an exercise price $1.15 per preference share with an option term of five years. The Preference Shares were convertible on a 1-to-20 basis into Class A ordinary shares for an effective price of approximately $0.06 per Class A Ordinary Share. At the close of the Business Combination, the preference shares were converted into 2,200,000 Class A ordinary shares of which options are granted over 350,000 Class A ordinary shares.

On December 12, 2025, the Company entered into a Securities Purchase Agreement with BCMP, pursuant to which the Company resold 1,850,000 Class A ordinary shares to BCMP for total proceeds of $106,278, being the original purchase price of the shares. At June 30, 2026, BGHL owns 350,000 of the shares originally purchased under the Preferred Stock Purchase Agreement.

BGHL concluded that its investment in shares are not in substance Class A ordinary shares and accounted for the investment at cost and subsequently eliminated in consolidation. The options for the shares are recorded at fair value and for the six months ended June 30, 2026, the Company did not record the de minimis change in fair value. At June 30, 2026, the liability of $37,685 included in accrued expenses and other current liabilities on the consolidated balance sheets.